                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               ALEXANDER'S, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               ALEXANDER'S, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                               ALEXANDER'S, INC.
                             PARK 80 WEST PLAZA II
                         SADDLE BROOK, NEW JERSEY 07663

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1998

                            ------------------------

To the Holders of Common Stock:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Alexander's, Inc., a Delaware corporation (the "Company") will be held at the Marriott Hotel, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Wednesday, May 27, 1998 at 12:00 P.M. for the following purposes:

     1. The election of three persons to the Board of Directors of the Company, each for a term of three years.

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Pursuant to the By-laws of the Company, the Board of Directors of the Company has fixed the close of business on April 13, 1998, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

     Your attention is called to the attached proxy statement. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                           By Order of the Board of Directors,

                                           Stephen Mann
                                           Chairman

                               ALEXANDER'S, INC.
                             PARK 80 WEST PLAZA II
                         SADDLE BROOK, NEW JERSEY 07663

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 27, 1998

                            ------------------------

                                  INTRODUCTION

     The enclosed proxy is being solicited by the Board of Directors of Alexander's, Inc., a Delaware corporation (together with its consolidated subsidiaries, the "Company", unless the context indicates otherwise), for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 27, 1998 (the "Annual Meeting"). The proxy may be revoked by the stockholder at any time prior to its exercise at the Annual Meeting. The cost of soliciting proxies will be borne by the Company. MacKenzie Partners, Inc. has been engaged by the Company to solicit proxies, at a fee not to exceed $5,000. In addition to solicitation by mail and by telephone calls, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expenses in so doing.

     Only stockholders of record at the close of business on April 13, 1998 are entitled to notice of and to vote at the Annual Meeting. On April 13, 1998, there were 5,000,850 shares of Common Stock, par value $1.00 per share ("Common Stock") outstanding, each entitled to one vote at the Annual Meeting.

     Under the Company's By-laws, the affirmative vote of a plurality of all the votes cast at the Annual Meeting, assuming a quorum is present, is sufficient to elect Directors. A majority of the outstanding shares will constitute a quorum at the meeting. Proxies marked "withhold authority" (including proxies from brokers or other nominees indicating that such persons do not have discretionary power to vote shares in certain matters) will be counted for the purpose of determining the presence of a quorum, but will not be counted for purposes of determining whether a proposal has been approved.

     The principal executive office of the Company is located at Park 80 West Plaza II, Saddle Brook, New Jersey 07663. This notice of meeting and proxy statement and enclosed proxy will be mailed on or about May 7, 1998 to the Company's stockholders of record as of the close of business on April 13, 1998.

                             ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Board of Directors shall be divided into three classes. One class of directors is elected at each annual meeting of stockholders to hold office for a term of three years and until their successors are duly elected and qualify. Three nominees for Class I Directors are to be elected at the Annual Meeting to serve on the Board of Directors until the Company's Annual Meeting in 2001 and their respective successors shall have been elected and qualified. Present Class II and III Directors serve until the Company's Annual Meetings in 1999 and 2000, respectively.

     Unless otherwise directed in the proxy, the person named in the enclosed proxy, or his or her substitute, will vote such proxy for the election of the three nominees listed below as Class I Directors for a three-year term and until their respective successors are elected and qualify. If any nominee at the time of election is unavailable to serve, it is intended that the person named in the proxy, or his substitute, will vote for an alternative nominee who will be designated by the Board. Proxies may be voted only for the three nominees named or such alternates. However, the Board has no reason to anticipate that any of the nominees hereafter named will not be available to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEES LISTED BELOW AS CLASS I DIRECTORS. It is the Company's understanding that Interstate Properties ("Interstate"), a New Jersey general partnership, Vornado Realty Trust ("Vornado") and Steven Roth, the managing general partner of Interstate and Chief Executive Officer and director of the Company and Chairman of the Board of Trustees and Chief Executive Officer of Vornado, who own in the aggregate 56.6% of the Common Stock, will vote for this proposal.

     The nominees for election as Class I Directors are currently members of the Board of Directors. The present members of the Board of Directors are listed below, together with a brief biography for each such person and the year in which he first became a Director of the Company.

                                              PRINCIPAL OCCUPATIONS,
                                               BUSINESS EXPERIENCE              YEAR FIRST
                                              DURING PAST FIVE YEARS            ELECTED A
                NAME                         AND OTHER DIRECTORSHIPS             DIRECTOR     AGE
                ----                         -----------------------            ----------    ---
NOMINEES FOR ELECTION TO SERVE UNTIL
THE 2001 ANNUAL MEETING (CLASS I):

Michael D. Fascitelli...............  President and Trustee of Vornado since       1996       41
                                      December 1996; Partner at Goldman
                                      Sachs, in charge of its real estate
                                      practice from December 1992 to
                                      December 1996 and a vice president
                                      prior thereto.

David Mandelbaum(1).................  A member of the law firm of Mandelbaum       1995       62
                                      & Mandelbaum, P.C. since 1967; a
                                      general partner of Interstate since
                                      1968; Trustee of Vornado since 1979.

Richard West*(2)....................  Dean Emeritus, Leonard N. Stern School       1984       60
                                      of Business, New York University;
                                      Professor of Finance from 1984 through
                                      1995, and Dean from 1984 through
                                      August 1993; Director or Trustee of
                                      Vornado, Bowne & Co., Inc., various
                                      investment companies managed by
                                      Merrill Lynch Assets Management, Inc.
                                      and various investment companies
                                      managed by Hotchkis & Wiley.
PRESENT DIRECTORS ELECTED SERVE
UNTIL
THE 1999 ANNUAL MEETING (CLASS II):

Arthur I. Sonnenblick...............  Managing Director of Sonnenblick-            1984(3)    66
                                      Goldman Company, real estate
                                      investment bankers, since January 1,
                                      1996 and Vice Chairman and Chief
                                      Executive Officer prior thereto.

Thomas R. DiBenedetto(4)............  President of Boston International            1984       48
                                      Group, Inc. since prior to 1986;
                                      Director of Showscan Corp.; Director
                                      of National Wireless Holdings, Inc.;
                                      Managing Director of Olympic Partners,
                                      a real estate investment firm.

                                              PRINCIPAL OCCUPATIONS,
                                               BUSINESS EXPERIENCE              YEAR FIRST
                                              DURING PAST FIVE YEARS            ELECTED A
                NAME                         AND OTHER DIRECTORSHIPS             DIRECTOR     AGE
                ----                         -----------------------            ----------    ---
Stephen Mann(5).....................  Chairman of the Board of Directors of        1980       60
                                      the Company since March 2, 1995;
                                      Interim Chairman of the Board of
                                      Directors of the Company from August
                                      8, 1994 to March 2, 1995; Chairman of
                                      The Clifford Companies since 1990;
                                      prior thereto, counsel to the law firm
                                      of Mudge Rose Guthrie Alexander &
                                      Ferdon.

PRESENT DIRECTORS ELECTED TO SERVE
UNTIL
THE 2000 ANNUAL MEETING (CLASS III):

Steven Roth*........................  Chief Executive Officer of the Company       1989       56
                                      since March 2, 1995; Chairman and
                                      Chief Executive Officer of Vornado
                                      since 1989 and Trustee of Vornado
                                      since 1979; general partner of
                                      Interstate since 1968 (presently
                                      managing general partner).

Russell B. Wight, Jr.*..............  A general partner of Interstate since        1995       58
                                      1968; Trustee of Vornado since 1979
                                      and Director of Insituform
                                      Technologies, Inc.

Neil Underberg......................  A member of the law firm of Whitman          1980       69
                                      Breed Abbott & Morgan since December
                                      1987.

---------------
 *  Member of the Executive Committee of the Board of Directors of the Company

(1) Mr. Mandelbaum, formerly a Class II director of the Company, was elected as a Class I director of the Company by the Board of Directors on March 12, 1998.

(2) Mr. West, formerly a Class II director of the Company, was elected as a Class I director of the Company by the Board of Directors on March 12, 1998.

(3) Mr. Sonnenblick also served as a director of the Company between 1980 and 1982.

(4) Mr. DiBenedetto, formerly a Class I director of the Company, was elected as a Class II director of the Company by the Board of Directors on March 12, 1998.

(5) Mr. Mann, formerly a Class I director of the Company, was elected as a Class II director of the Company by the Board of Directors on March 12, 1998. Mr. Mann was also reelected Chairman of the Board by the Board of Directors on March 12, 1998.

     The Company is not aware of any family relationships among any directors, executive officers or nominees.

     The Board of Directors held one meeting during 1997. Messrs. Roth, West and Wight are the members of the Executive Committee of the Board of Directors, which is authorized to exercise virtually all the powers of the Board of Directors in the management of the business and affairs of the Company to the fullest extent permitted by law. The Executive Committee of the Board of Directors did not meet in 1997.

     The Audit Committee's functions include reviewing annual and quarterly reports sent to stockholders and filed with the Securities and Exchange Commission, recommending to the Board of Directors the engaging of the independent auditors, reviewing with the independent auditors the plan and results of the auditors' engagement and other matters of interest to the Committee and reviewing with the Company's officers and internal auditors matters of interest to the Committee, including the effectiveness of the Company's internal controls and the results of its operations. Messrs. West, Underberg, DiBenedetto and Mann are the members of the Audit Committee. The Audit Committee held four meetings during 1997.

     The Omnibus Stock Plan Committee is responsible for administering the Company's Omnibus Stock Plan. The Committee consists of two members, Messrs. West and DiBenedetto. The Omnibus Stock Plan Committee took no action during 1997.

     The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers. The Committee consists of two members, Messrs. Mann and DiBenedetto. The Compensation Committee took no action during 1997.

     All directors, except Mr. Sonnenblick, attended 75% or more of the meetings of the Board of Directors and the Committees on which they served in 1997.

          BOARD OF DIRECTORS REPORT ON EXECUTIVE OFFICER COMPENSATION

     During 1997, Mr. Roth was the Chief Executive Officer of the Company but did not receive any base salary, bonus or incentive compensation in 1997 for his services in such capacity.

     During 1997, Joseph Macnow was the Vice President-Chief Financial Officer of the Company but did not receive any base salary, bonus or incentive compensation in 1997 for his services in such capacity.

     During 1997, Mr. Kurtz was paid a base salary in the amount of $120,000 pursuant to the terms of an employment contract signed in 1995. The employment contract with Mr. Kurtz was renewed by the Company for an additional twelve months ending December 31, 1998 at an annual rate of salary of $60,000. Under the terms of the renewed contract, Mr. Kurtz is required to work one day per week during 1998.

     The compensation currently paid to the named officers of the Company is not limited by the cap on deductible compensation imposed by Section 162(m) of the Internal Revenue Code.

                                          Stephen Mann
                                          Thomas R. DiBenedetto

                               PERFORMANCE GRAPH

     On May 15, 1992, the Company, which was engaged in the retail business, and sixteen of its subsidiaries filed petitions for relief under chapter 11 of the Bankruptcy Code 11, U.S.C. sec.sec. 101 et seq., (the "Bankruptcy Case"). On May 14, 1993, the Company filed the Plan of Reorganization, which allowed it to emerge from bankruptcy proceedings and reorganize and operate as a real estate company. The line graph that follows charts the yearly percentage change in cumulative stockholder return on an investment in the Company's Common Stock against the Standard & Poor's 500 Index (the "S&P 500") and the National Association of Real Estate Investment Trusts ("NAREIT") All Equity Index (excluding Health Care REIT's). The graph assumes an investment of $100 on December 31, 1992 (weighted on the basis of market capitalization) and accumulation and reinvestment of all dividends paid thereafter through December 31, 1997. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S STOCK PERFORMANCE WILL CONTINUE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW.

        MEASUREMENT PERIOD                                                   THE NAREIT ALL
      (FISCAL YEAR COVERED)            ALEXANDER'S        S&P 500 INDEX      EQUITY INDEX(1)
1992                                       100                 100                 100
1993                                       127                 110                 120
1994                                       111                 111                 123
1995                                       146                 153                 142
1996                                       166                 188                 192
1997                                       190                 251                 231

(1) Excluding Health Care REITs.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 13, 1998, by (i) each director of the Company, (ii) each person known by the Company to be the owner of more than five percent of the Company's outstanding Common Stock and (iii) all directors, nominees and executive officers as a group. Except as otherwise indicated, each listed beneficial owner is the direct owner of and has sole investment and voting power with respect to such shares. Unless otherwise noted, the address of all such persons is c/o Alexander's, Inc., Park 80 West Plaza II, Saddle Brook, New Jersey 07663.

                                                                  ACCOUNT AND
                                                              NATURE OF BENEFICIAL      PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP(1)           CLASS(2)
            ------------------------------------              --------------------      ----------
Steven Roth.................................................       1,364,268(3)            27.3%
Russell B. Wight, Jr........................................       1,359,068(3)(4)         27.1%
  278 S. Maya Palm Drive
  Boca Raton, Florida 33432
David Mandelbaum............................................       1,354,568(3)            27.1%
  Mandelbaum & Mandelbaum, P.C.
  80 Main Street
  West Orange, New Jersey 07052
Michael D. Fascitelli.......................................          70,000(5)             1.4%
Neil Underberg..............................................             500                  *
  Whitman Breed Abbott & Morgan
  200 Park Avenue
  New York, New York 10166
Richard West................................................             200                  *
  Box 604
  287 Genoa Springs Drive
  Genoa, Nevada 89411
Stephen Mann................................................             110(6)               *
  The Clifford Companies
  292 Madison Avenue
  New York, New York 10017
All directors and executive officers as a group (11
  persons)..................................................       1,435,078               28.3%
Vornado Realty Trust........................................       1,466,568(7)            29.3%
Interstate Properties.......................................       1,354,568(3)            27.1%
Franklin Mutual Advisers, Inc...............................         581,490(8)            11.6%
  51 John F. Kennedy Parkway
  Short Hills, New Jersey 07078
First Union Corporation.....................................         270,010(9)             5.4%
  One First Union Center
  Charlotte, North Carolina 28288
Ronald Baron, BAMCO, Inc. and Baron Capital Management,
  Inc.......................................................         450,920(10)            9.0%
  450 Park Avenue
  New York, New York 10022

---------------
  *  Under 1%

 (1) Based on 5,000,850 shares outstanding as of April 13, 1998.

 (2) The percentages in this column assume that all shares of Common Stock that each person has the right to acquire within 60 days pursuant to the exercise of options to purchase Common Stock ("Options") are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

 (3) Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the general partners, owns 1,354,568 shares. These shares are included in the total shares and the percentage of class of Interstate,

     Mr. Roth, Mr. Wight and Mr. Mandelbaum. Messrs. Roth, Wight and Mandelbaum share investment power and voting power with respect to these shares.

 (4) Includes 4,500 shares owned by the Wight Foundation, over which Mr. Wight holds sole investment and voting power.

 (5) Represents Options for Common Stock which are currently exercisable.

 (6) Includes 10 shares owned by Mr. Mann's son, a minor.

 (7) Interstate owns 17.9% of the common shares of beneficial interest of Vornado. Interstate and its three general partners (Messrs. Roth, Mandelbaum and Wight, all directors of the Company) own in the aggregate 21.3% of the common shares of beneficial interest of Vornado. Interstate, its three general partners and Vornado own in the aggregate 56.6% of the outstanding shares of the Common Stock of the Company. See "Interest of Management in Certain Transactions" below.

 (8) Based on Schedule 13G dated January 16, 1998, Franklin Mutual Advisors, Inc. has sole investment discretion and voting authority with respect to the shares.

 (9) Based on Schedule 13G dated February 11, 1998, First Union Corporation has sole voting power with respect to 222,760 shares and sole dispositive power with respect to 270,010 shares.

(10) Based on Schedule 13D dated February 12, 1998, Ronald Baron owns 439,880 shares in his capacity as a controlling person of BAMCO, Inc. and Baron Capital Management, Inc. Mr. Baron disclaims beneficial ownership of these shares. He also owns 5,520 shares personally. Mr. Baron has the sole power to vote or direct the vote and to dispose or direct the disposition of 87,020 shares, including 81,500 shares attributable to investment partnerships for which Baron Capital Management Inc. and Mr. Baron serve as general partners, and shared power to vote or direct the vote and to dispose or direct the disposition of 358,380 shares, including 260,000 shares purchased by BAMCO, Inc. for its investment advisory clients and 98,380 shares purchased by Baron Capital Management Inc. for its investment advisory clients. Mr. Baron is the President of BAMCO, Inc. and Baron Capital Management Inc..

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's executive officers, who were serving as executive officers at December 31, 1997, for services rendered in all capacities to the Company and its subsidiaries for the years 1995 through 1997.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION           ALL OTHER
                                                 -------------------------------    COMPENSATION
          NAME AND PRINCIPAL POSITION            YEAR    SALARY ($)    BONUS ($)        ($)
          ---------------------------            ----    ----------    ---------    ------------
Stephen Mann...................................  1997     250,000            --            --
  Chairman of the board of Directors(1)          1996     250,000            --            --
                                                 1995     309,692       250,000            --
Steven Roth....................................  1997          --            --            --
  Chief Executive Officer(1)(2)                  1996          --            --            --
                                                 1995          --            --            --
Brian M. Kurtz.................................  1997     120,000            --            --
  Executive Vice President and                   1996     160,000            --            --
  Chief Administrative Officer                   1995     260,135        50,000       250,000(3)

---------------
(1) Mr. Mann was appointed Interim Chairman of the Board of Directors effective August 8, 1994. He was appointed Chairman on March 2, 1995 when Mr. Roth was appointed Chief Executive Officer of the Company.

(2) The fee payable by the Company to Vornado includes the services of Mr. Roth as Chief Executive Officer of the Company. Mr. Roth is compensated as an officer of Vornado and does not receive any additional consideration for providing services to the Company. See "Certain Transactions".

(3) Severance pay to Mr. Kurtz pursuant to his employment contract when his full time employment ceased.

                              EMPLOYMENT CONTRACTS

     Mr. Kurtz has an employment agreement with the Company through December 31, 1998, which is a 12-month extension of his prior agreement. During the extension period, Mr. Kurtz will be employed on a part-time basis for one day per week at an annual salary of $60,000. If the employment agreement is terminated by the Company without just cause, or Mr. Kurtz resigns for good reason, he receives a lump sum equal to the base salary that would have been payable to the end of the term provided for under the employment agreement. The term of the employment agreement may be extended at the option of the Company for additional 12-month periods.

     Mr. Mann's original three-year employment contract, which had a term expiring in March 1998, has been extended through the date of the 1999 Annual Meeting of Stockholders of the Company. Both the original employment agreement and the extension provide for a base salary of $250,000 per annum to be paid to Mr. Mann. In the event of termination of the employment agreement by the Company without just cause, or if Mr. Mann resigns for good reason, Mr. Mann will continue to be paid his base salary until the end of the term provided for under the employment agreement.

                           COMPENSATION OF DIRECTORS

     Directors of the Company received an annual retainer of $13,500 for their services in 1997. In addition, directors who are not compensated as officers of the Company received a fee of $500 for each Board or Committee meeting attended.

     Effective August 8, 1994, Mr. Mann received $50,000 per month for his services as Interim Chairman. Mr. Mann received no other compensation for his services during that period. Effective March 2, 1995, Mr. Mann became Chairman of the Board of Directors pursuant to an employment agreement under which he is paid $250,000 per annum. See "Employment Contracts."

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

     The Company has a Compensation Committee, consisting of Messrs. Mann and DiBenedetto. There are no interlocking relationships involving the Company's Board of Directors which require disclosure under the executive compensation rules of the Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

     Steven Roth is Chief Executive Officer and a Director of the Company, the Managing General Partner of Interstate Properties ("Interstate") and Chairman of the Board and Chief Executive Officer of Vornado Realty Trust ("Vornado"). Interstate owns 27.1% of the outstanding Common Stock of the Company and owns 17.9% of the outstanding common shares of beneficial interest of Vornado. In addition, Mr. Roth owns 2.2% of the outstanding common shares of beneficial interest of Vornado. Mr. Roth, Interstate and the other two general partners of Interstate, David Mandelbaum and Russell B. Wight, Jr. (who are also directors of the Company and trustees of Vornado) own, in the aggregate, 21.3% of the outstanding common shares of beneficial interest of Vornado. Vornado owns 29.3% of the outstanding Common Stock of the Company.

     The Company is managed by and its properties are redeveloped and leased by Vornado, pursuant to agreements with a one-year term which are automatically renewable.

     The annual management fee payable by the Company to Vornado is $3,000,000, plus 6% of development costs, with a minimum guaranteed fee of $750,000 per annum. The leasing agreement provides for the Company to pay a fee to Vornado equal to (i) 3% of the gross proceeds, as defined, from the sale of an asset, and (ii) in the event of a lease or sublease of an asset, 3% of lease rent for the first ten years of a lease term, 2% of lease rent for the eleventh through the twentieth years of a lease term and 1% of lease rent for the twenty-first through thirtieth year of a lease term. Subject to the payment of rents by tenants, the Company owes Vornado $6,244,000 at December 31, 1997. Such amount is payable annually in an amount not to exceed $2,500,000, until the present value of such installments (calculated at a discount rate of 9% per annum) equals the amount that would have been paid had it been paid on September 21, 1993, or at the time the transactions which gave rise to the Commissions occurred, if later.

     In March 1995, the Company borrowed $45,000,000 from Vornado, the subordinated tranche of a $75,000,000 secured financing. The loan, which had a three-year term expiring in March 1998, has been extended for an additional year and the interest rate has been reset from 15.60% per annum to 13.87% per annum. The Company incurred interest on the loan of $7,214,000 for the year ended December 31, 1997.

     The agreement with Vornado and Interstate not to own in excess of two-thirds of the Company's common stock or to enter into certain other transactions with the Company expired in March 1998.

     During the year ended December 31, 1997, Vornado through Interstate was paid $398,000 by the Kings Plaza Shopping Center for performing leasing services. The Company owns 50% of the Kings Plaza Shopping Center.

     During the year ended December 31, 1997, Whitman Breed Abbott & Morgan, a law firm of which Neil Underberg, a director of the Company, is a partner, performed legal services for the Company for which it was paid $511,405.

           INFORMATION RESPECTING THE COMPANY'S INDEPENDENT AUDITORS

     The Board has retained Deloitte & Touche LLP to act as independent auditors for the fiscal year ending December 31, 1998. The firm of Deloitte & Touche LLP was engaged as independent auditors for the 1997 fiscal year and representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 ADDITIONAL MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote said proxy in accordance with his judgment on such matters.

                              ADVANCE NOTICE BYLAW

     The Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the 1999 Annual Meeting of Stockholders of the Company must be received at the principal executive office of the Company, Park 80 West Plaza II, Saddle Brook, New Jersey 07663, Attention: Secretary, not later than January 8, 1999 for inclusion in the 1999 proxy statement and form of proxy.

                                          By Order of The Board of Directors

                                          Stephen Mann
                                          Chairman

April 13, 1998

                               ALEXANDER'S, INC.

     The undersigned, revoking all prior proxies, hereby appoints Steven Roth proxy, with full power of substitution, to attend, and to vote all shares the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Alexander's, Inc. (the "Company") to be held at the Marriott Hotel, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Wednesday, May 27, 1998, at 12:00 P.M., local time, upon any and all business as may properly come before the meeting and all adjournments thereof. Said proxy is authorized to vote as directed below upon the proposal which is more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all adjournments thereof, all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS.

                                  (Continued and to be executed on reverse side)

      1. ELECTION OF DIRECTORS:

      The Board of Directors recommends a Vote "FOR"
      Election of Directors

      FOR all nominees listed below [ ]      WITHHOLD
      AUTHORITY to vote for all nominees listed below [ ]

      Nominees: Michael D. Fascitelli, David Mandelbaum,
      Richard West

      (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

      ----------------------------------------------------

                                        Please date and sign exactly as
                                        your name or names appear hereon.
                                        Each joint owner must sign.
                                        (Officers, Executors,
                                        Administrators, Trustees, etc. will
                                        kindly so indicate when signing.)

                                        Dated   , 1998

                                          (Signature(s) of Stockholder(s)

                                        VOTES MUST BE INDICATED (X) IN
                                        BLACK OR BLUE INK. [X]

    PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.